                                                                    Exhibit 10.9



                              AIRPORT PLAZA LEASE

Date:                         November 25, 1998

Landlord:                     Barclay Associates
                              a California Partnership

Landlord's Address:           300 Drakes Landing Road, Suite 100
                              Greenbrae, CA 94904-3123

Tenant:                       GOLF ONE INDUSTRIES, INC. DBA GARY PLAYER

Tenant's Address:             2091 Business Center Drive, Suite #210
                              Irvine, CA 92715

Property:                     2091-2101 Business Center Drive, Irvine, CA 92715

Building:                     That certain office building located at 2091
                              Business Center Drive and situated on the Property, and the landscaping, parking facilities, and all other improvements and appurtenances to the Property.

Leased Premises:              Approximately 3,424 SQFT rentable square feet of
                              office space located on the SECOND floor of the Building and commonly known as Suite #210, as outlined on the Floor Plan attached hereto as Exhibit "B".

Permitted Use:                General Office Use

Lease Term:                   THREE YEARS (3) years and ZERO MONTHS (0) months

Scheduled Commencement Date:  DECEMBER 15, 1998

Monthly Basic Rent:           FOUR THOUSAND NINE HUNDRED SIXTY FIVE AND 00/100
                              DOLLARS ($4,965.00)

Security Deposit:             FIVE THOUSAND SIX HUNDRED FIFTY AND 00/100
                              DOLLARS ($5,650.00)

Base Year Costs:              1998 actual Operating Cost per rentable square
                              foot adjusted to 95% occupancy.

Building Hours:               Twenty-four access to Suite. HVAC from 6:30 a.m.
                              to 7:00 p.m., Monday through Friday.

Parking Spaces:               FOURTEEN SPACES

Parking Charge:               N/A

Guarantors:                   N/A

Broker:                       BRIT CORPORATION AND GRUBB & ELLIS

Metropolitan Area:            Irvine, California

Late Charge Percentage:       Ten Percent (10%)

Riders:             1 - Hazardous Materials
-------             2 - Additional Provisions

                    Exhibits
                    --------
                    A - Floor Plan
                    D - Building Rules and Regulations